Exhibit 32.2

                                CERTIFICATION OF
                                ----------------
                             CHIEF FINANCIAL OFFICER
                             -----------------------
                           OF MEXCO ENERGY CORPORATION
                           ---------------------------
                          PURSUANT TO 18 U.S.C. ss.1350
                          -----------------------------

In connection with the accompanying report on Form 10-Q for the period ended December 31, 2004 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tamala L. McComic, Chief Financial Officer of Mexco Energy Corporation (the "Company"), hereby certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/  Tamala L. McComic
                                        -----------------------
                                        Tamala L. McComic
                                        Vice President, Treasurer and
                                        Assistant Secretary
                                        Dated: February 8, 2005


 This certification is made solely pursuant to 18 U.S.C. Section 1350, and not for any other purpose. A signed original of this written statement required by
 Section 906 will be retained by Mexco Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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